Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VA

("Separate Account")

Supplement to:

Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

Supplement Dated May 1, 2018

1.       Effective May 1, 2018, the following portfolios will no longer be available as investment options for your Policy and will be closed to new investments. Funds allocated to these Subaccounts as of April 30, 2018, may remain invested in the Subaccount. Transfers or withdrawals from the Subaccounts on or after May 1, 2018 cannot be reinvested in the Subaccounts. Any premiums directed to these Subaccounts after April 30, 2018 will be allocated to your Policy's Money Market subaccount instead. You may reallocate funds from the Money Market subaccount to other available investment options at any time, pursuant to the terms stated in your prospectus.

Calvert VP S&P MidCap 400 Index Portfolio, Class I

Calvert VP SRI Balanced Portfolio, Class I

Fidelity VIP Contrafund Portfolio, Service Class 2

Fidelity VIP Equity-Income Portfolio, Service Class 2

Fidelity VIP High Income Portfolio, Service Class 2

Third Avenue Value Portfolio

2.       Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,4)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio, Service Class 2 (2,4)	Seeks to achieve capital appreciation.
Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 (1,4)	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Overseas Portfolio, Service Class 2 (2,3,4)	Seeks long-term growth of capital.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) FMR Investment Management (UK) Limited; and (4) other investment advisers serve as sub-advisers for the fund.

3.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2017.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2222 NY 5-18